UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 17, 2018
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CARTER VALIDUS MISSION CRITICAL REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-54675	27-1550167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01    Other Events.
The board of directors of Carter Validus Mission Critical REIT, Inc. (the “Company”) determined to recommend that the Company’s stockholders reject the unsolicited “mini-tender” offer by MacKenzie Realty Capital, Inc. (the “Offeror”) for up to 1,000,000 shares of the Company’s common stock (the “shares”), which is approximately 0.56% of the outstanding shares. The Company wishes to inform its stockholders that it does not endorse the Offeror’s unsolicited mini-tender offer and recommends that stockholders do not tender their shares. Stockholders who have already tendered their shares may withdraw them at any time prior to 11:59 p.m., Pacific Time, on June 25, 2018, in accordance with the Offeror’s offering documents.
The Company is circulating a letter to stockholders, furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, that sets forth the reasons for the board of directors’ determination to recommend a rejection of the mini-tender offer.
As provided in the letter to stockholders, the Company determined that it will calculate an updated estimated net asset value ("NAV") based on its assets and liabilities as of June 30, 2018 (“2018 NAV”). The Company’s 2017 estimated NAV was calculated as of September 30, 2017. The timing of the 2018 NAV is due to events that have occurred and have been disclosed in the Company's periodic reports on Form 10-K and Form 10-Q and current reports on Form 8-K with the Securities and Exchange Commission that potentially impact the Company's market value of its real estate property portfolio.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

99.1	Letter to Stockholders of the Company from Michael A. Seton, Chief Executive Officer and President of the Company, dated as of May 17, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT, INC.

Dated: May 17, 2018	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer